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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George Perlegos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Atmel Corporation on Form 10-K for the year ended December 31, 2002
(i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Atmel Corporation.

March 24, 2002                      By:  /s/  GEORGE PERLEGOS
                                         ---------------------------------------
                                         Name:  George Perlegos
                                         Title: Chief Executive Officer